 CMFG Life Insurance Company

February 26, 2021

VIA ELECTRONIC FILING

Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products

100 F Street, NE

Washington, D.C. 20549

Re:	CMFG Variable Life Insurance Account, File No. 811-03915

CMFG Variable Annuity Account, File No. 811-08260

Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, each Registrant named above, each a unit investment trust registered as an investment company under the Act, mailed its contract owners the annual report for the management investment companies in which its subaccounts invest, which include the following:

BlackRock Variable Series Fund, Inc.

BlackRock Global Allocation V.I. Fund

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets VIP Fund

Mutual Global Discovery VIP Fund

Franklin Income VIP Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Invesco Oppenheimer Global Strategic Income Fund

Invesco Oppenheimer International Growth Fund®

Invesco Oppenheimer Main Street Small Cap Fund®

Invesco Oppenheimer Main Street Fund®

MFS® Variable Insurance Trust

MFS® Income Portfolio

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Total Return Portfolio

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

Ultra Series Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Core Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Fund

International Stock Fund

Vanguard Insurance Fund

Vanguard Variable Insurance Fund Money Market Portfolio

We understand these management investment companies have separately filed their annual reports with the Securities and Exchange Commission under separate cover.

We have included with this filing the cover, inside pages and back pages that we include with our mailing.

Please contact me at (608) 665-7415 if you have any questions regarding this filing.

Regards,

/s/Jennifer Kraus-Florin

Jennifer Kraus-Florin
Associate General Counsel

Attachments

ANNUAL REPORTS

F o r  P e r i o d  E n d e d  D e c e m b e r  3 1 , 2 0 2 0

This booklet contains the CMFG Variable Annuity Account’s audited financial statements and the annual reports for the following mutual funds in which the CMFG Variable Annuity Account invests.

BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

Franklin Income VIP Fund, Mutual Global Discovery VIP Fund and Templeton Developing Markets VIP Fund, each a series of Franklin Templeton Variable Insurance Products Trust.

Invesco V.I. Global Real Estate Fund, Invesco V.I. Government Securities Fund, Invesco V.I. Growth and Income Fund, Invesco Oppenheimer Discovery Mid Cap Growth Fund®, Invesco Oppenheimer V.I. International Growth Fund, Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Invesco Oppenheimer Global Strategic Income Fund and Invesco Oppenheimer V.I. Main Street Fund®, each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Global Bond Opportunities Portfolio (Unhedged) and PIMCO Total Return Portfolio, each a series of the PIMCO Variable Insurance Trust.

Conservative Allocation, Moderate Allocation, Aggressive Allocation, Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, and International Stock Funds, each a series of the Ultra Series Fund.

MFS® Income Portfolio, a series of the MFS® Variable Insurance Trust.

T. Rowe Price International Stock Portfolio, a series of the T. Rowe Price International Series, Inc.

Vanguard Variable Insurance Fund Money Market Portfolio, a series of the Vanguard Insurance Fund.

MEMBERS® Variable Annuity MEMBERS® Variable Annuity II MEMBERS® Choice Variable Annuity MEMBERS® Variable Annuity III	Distributed by: CUNA Brokerage Services, Inc. Office of Supervisory Jurisdiction 2000 Heritage Way Waverly, IA 50677 Member FINRA & SIPC Telephone: (319) 352-4090 (800) 798-5500

This material is for reporting purposes only and shall not be used in connection with solicitation, offer or any proposed sale or purchase of securities unless preceded or accompanied by a prospectus.

Move confidently into the futureTM

ANNUAL REPORTS

To reduce service expenses, CMFG Life Insurance Company may only send one copy of this booklet per household, regardless of the number of owners at the household. However, any owner may obtain additional copies of this booklet upon request to CMFG Life Insurance Company.

If you have questions please call CMFG Life Insurance Company at 1.800.798.5500.

As with all variable annuity contracts and mutual funds, the Securities and Exchange Commision (“SEC”) has not approved or disapproved of these securities, nor does the SEC guarantee the accuracy or adequacy of any prospectus. Any statement to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of Fund shareholder reports from CMFG Life Insurance Company unless you specifically request paper copies from us or from your financial professional. Instead, the shareholder reports will be made available on the Fund’s website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by us in the notice.

You may elect to receive all future Fund reports in paper free of charge from us. You can inform us that you wish to continue receiving paper copies of your Fund shareholder reports by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500. Your election to receive reports in paper will apply to all Funds available under your Contract.

Special Note To view information about your contract online, visit http://eservice.cunamutual.com

PRESORTED Bound Printed Matter U.S. POSTAGE PAID Louisville, KY Permit No. 1051

CMFG Life Insurance Company 2000 Heritage Way Waverly, IA 50677

Form	1965 0221